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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 02549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 24, 1998
                                                        ------------------

                      PROJECT SOFTWARE & DEVELOPMENT, INC.
             (Exact name of registrant as specified in its charter)


         Massachusetts                0-23852                     04-2448516
--------------------------------------------------------------------------------
(State or other jurisdiction)       (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


100 Crosby Drive, Bedford, Massachusetts                            01730
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (781) 280-2000
                                                           --------------







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ITEM 5.  OTHER EVENTS.

         On September 18, 1998, Stephen B. Sayre was elected to the Board of Directors of Project Software & Development, Inc. ("PSDI") as a Class II Director. PSDI issued a press release announcing this event on September 24, 1998. A copy of the press release is filed as Exhibit 99 to this report and is incorporated herein by reference.





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ITEM 7.  EXHIBITS.


  Number     Title
  ------     -----


    99 Press Release of Project Software & Development, Inc. dated September 24, 1998











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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                    PROJECT SOFTWARE & DEVELOPMENT, INC.



Dated: October 21 , 1998            By: /s/ Paul D. Birch
                                        -------------------------------------
                                        Paul D. Birch
                                        Executive Vice-President, Finance and
                                        Administration and
                                        Chief Financial Officer





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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


  Number      Title
  ------      -----


    99 Press Release of Project Software & Development, Inc. dated September 24, 1998








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